UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 12, 2011
TORON INC.
(Exact name of registrant as specified in its charter)
Nevada	333-165539	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1207 Royal York Road, Toronto, Ontario, Canada		M9A 4B5
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(403) 397-7211
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 12, 2011, our board of directors approved a forward stock split by way of a stock dividend.  In connection with the stock split, shareholders on record as of September 29, 2011, will receive 32 shares of common stock for each one (1) share of common stock currently held. The pay-out date as approved by our board of directors and Financial Industry Regulatory Authority is September 29, 2011.

Upon completion of the stock split, our issued and outstanding shares will increase from 5,630,000 shares of common stock to 185,790,000 shares of common stock with a par value of $0.001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORON INC.
/s/ Michael Whitehead
Michael Whitehead
President and Director
Date:	September 29, 2011

{W0112490.DOC}